                                                                    EXHIBIT 99.2


                              OUTDOOR SYSTEMS, INC.
                                  $240,000,000
                    93/8% Senior Subordinated Notes due 2006

                             UNDERWRITING AGREEMENT


                                                                 October 9, 1996


CIBC WOOD GUNDY SECURITIES CORP.
ALEX. BROWN & SONS INCORPORATED
c/o CIBC Wood Gundy Securities Corp.
425 Lexington Avenue
3rd Floor
New York, New York  10017

Ladies and Gentlemen:

                  Outdoor Systems, Inc., a Delaware corporation (the "Company"), and each of the Company's subsidiaries listed in Exhibit A hereto (each, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Company, the "Issuers") hereby confirm their agreement with you (the "Underwriters"), as set forth below.

                  1. The Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Underwriters $240,000,000 aggregate principal amount of its 93/8% Senior Subordinated Notes due 2006 (the "Firm Notes"). In addition, the Company has granted the Underwriters an option, subject to certain conditions, to purchase up to an additional $10,000,000 aggregate principal amount of the Notes (the "Option Notes" and, together with the Firm Notes, the "Notes") to cover over-allotments, if any. The obligations of the Company under the Indenture (as hereinafter defined) and the Notes will be unconditionally guaranteed (the "Guarantees"), on a joint and several basis, by each Subsidiary Guarantor. The Notes and the Guarantees are to be issued pursuant to the Indenture (the "Indenture"), dated as of October 15, 1996, among the Company, The Bank of New York, a New York banking corporation, as trustee (the "Trustee"), and the Subsidiary Guarantors. The Notes and the Guarantees are hereinafter referred to collectively as the "Securities."

                  2. Representations and Warranties of the Issuers. The Issuers, jointly and severally, represent and warrant to and agree with the Underwriters that:

                  (a) A registration statement on Form S-3 (File No. 333-9713) with respect to the Securities, including a prospectus, subject to completion, has been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (together with the rules and regulations of the Commission promulgated thereunder, the "Act") by the Issuers with respect to the Securities; and one or more amendments to such registration statement also have been so filed. After the execution of this Agreement, the Issuers will file with the Commission either (x) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act prior to the execution and delivery hereof, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement) with only such changes or insertions therein as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act and as have been provided to and approved by the Underwriters or their counsel prior to the filing thereof and as to which the Underwriters shall not have reasonably objected; or (y) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act prior to the execution and delivery hereof, an amendment to such registration statement, including a form of final prospectus, a copy of which amendment has been furnished to and approved by the Underwriters or their counsel prior to the proposed filing thereof. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus, subject to completion, filed with such registration statement or any amendment thereto (including the prospectus, subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 430A and Rule 424(b), if required, or, if no prospectus is required to be filed pursuant to Rule 430A or Rule 424(b), such term means the prospectus included in such Registration Statement, provided that if a revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering and sale of the Securities that differs from the prospectus on file at the Commission at the time such Registration Statement becomes effective or as first filed under Rule 430A and Rule 424(b), the term "Prospectus" shall refer to the revised prospectus from and after the time it is first provided to the Underwriters for such use. If the Company has filed an abbreviated registration statement to register additional securities pursuant to Rule 462(b) under the Act (the "Rule 462 Registration Statement") then any reference herein to "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. All references in this Agreement to the Registration Statement, Preliminary Prospectus and Prospectus and to financial statements and schedules and other information that is "contained," "included," "set forth," "described in" or "stated" therein (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is or is deemed to be incorporated by reference therein; and all references in this Agreement to amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (together with the rules and regulations of the Commission promulgated thereunder, the "1934 Act"), that is or is deemed to be incorporated by reference therein.

                  (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus nor instituted any proceeding for such purpose. When the Registration Statement or any amendment thereto was or is declared effective, it (i) contained all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of the Act and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. When the Registration Statement becomes effective, the Indenture will have been qualified under and will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (together with the rules and regulations of the Commission thereunder, "Trust Indenture Act"). The Prospectus, and any amendment or supplement thereto, on the date first filed with the Commission pursuant to Rule 424(b) (or if not filed, on the date first provided to the Underwriters in connection with the offering and sale of the Securities) and on the Closing Date (iii) complied or will comply in all material respects with the requirements of the Act and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph
         (b) do not apply to statements or omissions in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein, or to the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee filed as an exhibit to the Registration Statement.

                  (c) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act, and when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto became or becomes effective and at the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) Each of the Issuers and the Subsidiaries (as hereinafter defined) has been duly incorporated and each of the Issuers and the Subsidiaries is validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation, with the requisite corporate power and authority to own its properties and conduct its business as now conducted as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, condition (financial or other), prospects or results of operations of the Company and the Subsidiaries, taken as a whole, (any such event, a "Material Adverse Effect"); the Company had as of the date specified therein the authorized, issued and outstanding capitalization set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus); except as set forth in Exhibit B hereto, the Company does not have any subsidiaries (the "Subsidiaries") or own directly or indirectly any of the capital stock or other equity securities of any other person; all of the outstanding shares of capital stock of the Issuers and the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights and are owned free and clear of all liens, encumbrances, equities and restrictions on transferability (other than those imposed by the Act and the state securities or "Blue Sky" laws); except as set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), all of the outstanding shares of capital stock of the Subsidiaries are owned, directly or indirectly, by the Company, free and clear of all liens, encumbrances, equities and restrictions on transferability (other than those imposed by the Act and the State securities or "Blue Sky" laws); except as set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), no options, warrants or other rights to purchase from the Company or any Subsidiary, agreements or other obligations of the Company or any Subsidiary to issue or other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Company or any Subsidiary are outstanding; and no holder of securities of the Company or any Subsidiary is entitled to have such securities registered under the Registration Statement.

                  (e) The Securities have been duly and validly authorized by each of the Issuers for issuance and when executed by the Issuers and authenticated by the Trustee in accordance with the provisions of the Indenture, and delivered to and paid for by the Underwriters in accordance with the terms hereof, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Issuers, entitled to the benefits of the Indenture and enforceable against the Issuers in accordance with their terms except that the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity); each of the Issuers has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture and the Securities; and the Indenture has been duly and validly authorized by the Issuers and qualified under the Trust Indenture Act and, when executed and delivered by the Issuers (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and legally binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms except that the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity).

                  (f) Each of the Issuers has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized by the Issuers and, when executed and delivered by the Issuers, will constitute a valid and legally binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms except (i) that the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity) and (ii) as any rights to indemnity or contribution hereunder may be limited by federal and state securities laws and public policy considerations.

                  (g) No consent, approval, authorization or order of any court or governmental agency or body is required for the performance of this Agreement, the Securities or the Indenture by the Issuers or to the consummation by the Issuers of any of the transactions contemplated hereby and thereby, or the application of the proceeds of the issuance of the Securities as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), except as may be required and have been obtained under the Act, the Trust Indenture Act or state securities or "Blue Sky" laws in connection with the purchase and distribution of the Securities by the Underwriters; and none of the Issuers is (i) in violation of its certificate of incorporation or bylaws, (ii) in violation of any statute, judgment, decree, order, rule or regulation applicable to it or any of its properties or assets, which violation would, individually or in the aggregate, have a Material Adverse Effect, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in this Agreement, the Securities or the Indenture or any other contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which it is a party or to which it is subject, which default would, individually or in the aggregate, have a Material Adverse Effect.

                  (h) The execution, delivery and performance by the Issuers of this Agreement, the Securities and the Indenture and the consummation by the Issuers of the transactions contemplated hereby and thereby and by the Prospectus and the fulfillment of the terms hereof and thereof, will not violate, conflict with or constitute or result in a breach of or a default under (or an event that, with notice or lapse of time, or both, would constitute a breach of or a default under) any of (a) the terms or provisions of any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which any of the Company or the Subsidiaries is a party or to which any of their respective properties or assets are subject, which violation, conflict, breach or default would, individually or in the aggregate, have a Material Adverse Effect, (b) the certificate of incorporation or bylaws of any of the Company or the Subsidiaries or
         (C) (assuming compliance with all applicable state securities or "Blue Sky" laws) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to the Company or the Subsidiaries or any of their respective properties or assets, which violation, conflict, breach or default would, individually or in the aggregate, have a Material Adverse Effect.

                  (i) The audited consolidated financial statements and schedules included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) present fairly the consolidated financial position, results of operations and cash flows of such entities at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein; the unaudited consolidated financial statements and the related notes included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) present fairly the consolidated financial position, results of operations and cash flows of such entities at the dates and for the periods to which they relate, subject to year end audit adjustments and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis except as otherwise stated therein and have been prepared on a basis substantially consistent with that of the audited financial statements referred to above except as otherwise stated therein; the summary and selected financial and statistical data included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) present fairly the information shown therein and have been prepared and compiled on a basis consistent with the audited and unaudited financial statements included therein, except as otherwise stated therein; and Deloitte & Touche L.L.P., which has examined certain of such financial statements and schedules as set forth in its reports included in the Registration Statement and the Prospectus, is an independent public accounting firm as required by the Act.

                  (j) The pro forma financial statements and other pro forma financial information (including the notes thereto) included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) (A) have been prepared in accordance with applicable requirements of Regulation S-X promulgated under the Act and (B) have been properly computed on the bases described therein; and the assumptions used in the preparation of the pro forma financial statements and other pro forma financial information included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                  (k) Except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there is not pending or, to the best knowledge of the Issuers, threatened any action, suit, proceeding, inquiry or investigation, governmental or otherwise, to which any of the Company or the Subsidiaries is a party, or to which their respective properties or assets are subject, before or brought by any court, arbitrator or governmental agency or body, that, if determined adversely to the Company or the Subsidiaries would, individually or in the aggregate, have a Material Adverse Effect or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the application of the proceeds therefrom or the other transactions described in the Prospectus.

                  (l) None of the Company or the Subsidiaries has any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which any of the

         Company or the Subsidiaries makes or ever has made a contribution and in which any employee of any of the Company or the Subsidiaries is or has ever been a participant. With respect to such plans, the Company and the Subsidiaries are in compliance in all material respects with all provisions of ERISA.

                  (m) The Company and the Subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how that are necessary to conduct their business as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (n) None of the Company or the Subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how that, if such assertion of infringement or conflict were sustained, would, individually or in the aggregate, have a Material Adverse Effect.

                  (o) Each of the Company and the Subsidiaries has obtained all licenses, permits, franchises and other governmental authorizations, the lack of which would, individually or in the aggregate, have a Material Adverse Effect.


                  (p) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and except as described therein, (i) the Company and the Subsidiaries have not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, in either case whether or not in the ordinary course of business, and (ii) the Company and the Subsidiaries have not purchased any of their respective outstanding capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on any of their respective capital stock or otherwise.

                  (q) There are no legal or governmental proceedings required to be described in the Registration Statement or

         Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) that are not described as required, nor are there any contracts or other documents required to be described in the Registration Statement or Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or to be filed as exhibits to the Registration Statement by the Act that have not been described or filed as required. Except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), none of the Company or the Subsidiaries is in default under any of the contracts filed as exhibits to the Registration Statement, has received a notice or claim of any such default or has knowledge of any breach of any of the contracts filed as exhibits to the Registration Statement by the other party or parties thereto, except such defaults or breaches as would not, individually or in the aggregate, have a Material Adverse Effect.

                  (r) None of the Company or the Subsidiaries has taken or will take any action that would cause this Agreement or the issuance or sale of the Securities to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

                  (s) Each of the Company and the Subsidiaries has good and marketable title to all real property described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) as being owned by it and good and marketable title to the leasehold estate in the real property described therein as being leased by it, free and clear of all liens, charges, encumbrances or restrictions, except, in each case, as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or such as would not, individually or in the aggregate, have a Material Adverse Effect. All leases, contracts and agreements, including those referred to in or filed as exhibits to the Registration Statement, to which the Company or any of the Subsidiaries is a party or by which any of them is bound are valid and enforceable against the Company or any such Subsidiary, are, to the knowledge of the Issuers, valid and enforceable against the other party or parties thereto and are in full force and effect.

                  (t) Each of the Company and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and have paid all taxes shown as due thereon; and other than tax deficiencies which the Company or any Subsidiary is contesting in good faith and for which adequate reserves have been provided, and there is no tax deficiency that has been asserted against the Company or any Subsidiary that would, individually or in the aggregate, have a Material Adverse Effect.

                  (u) (i) Immediately after the consummation of the transactions contemplated by the Agreement, the fair value and present fair saleable value of the assets of the Company will exceed the sum of its stated liabilities and identified contingent liabilities; and (ii) the Company is not, nor will it be, after giving effect to the execution, delivery and performance of the Agreement, and the consummation of the transactions contemplated hereby, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (C) insolvent.

                  (v) Except as disclosed in the Registration Statement or Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and except as would not individually or in the aggregate have a Material Adverse Effect (A) each of the Company and the Subsidiaries is in compliance with all applicable Environmental Laws, (B) each of the Company and the Subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their requirements, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the best knowledge of the Issuers, threatened against the Company or any of the Subsidiaries under any Environmental Law, (D) no Lien has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or any of the Subsidiaries, (E) neither the Company nor any of the Subsidiaries has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or any comparable state law, (F) no property or facility of the Company or any of the Subsidiaries is (i) listed or proposed for listing on the National Priorities List under CERCLA or (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

                  For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment binding on any of the Issuers or the Subsidiaries, relating to pollution or protection of the environment or health or safety or any chemical, material or substance, that is subject to regulation thereunder. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, notices of responsibility, information requests, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

                  (w) None of the Company or the Subsidiaries is required to register as an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (x) Except as stated in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary
         Prospectus) none of the Company or the Subsidiaries or any of such entities' directors, officers or controlling persons, has taken, directly or indirectly, any action designed, or that might reasonably be expected, to cause or result, under the Act or otherwise, in, or that has constituted, stabilization or manipulation of the price of any security of any Issuer to facilitate the sale or resale of the Securities (it being understood that no representation or warranty is made as to any actions by the Underwriters).

                  3. Purchase, Sale and Delivery of the Securities. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriters, and each of the Underwriters severally agrees to purchase from the Company, at 97.0% of their principal amount, the respective aggregate principal amounts of the Notes set forth opposite their respective names on Exhibit C hereto. The obligations of the Underwriters under this Agreement are several and not joint.

                  In addition, the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriters, and each of the Underwriters severally shall have the option to purchase (the "Option"), up to an aggregate of $10,000,000 in principal amount of Option Notes at 97.0% of their principal amount. The Option will expire thirty days after the date hereof and may be exercised once, solely for the purpose of covering over-allotments made in connection with the offering of the Firm Notes. The exercise of the Option by the Underwriters will be subject to such exercise being permitted under the Senior Credit Facility (as defined in the Indenture). The aggregate principal amount of Option Notes to be purchased by each Underwriter upon the exercise of the Option shall be in the same proportion that the total principal amount of Firm Notes purchased by such Underwriter as set forth on Exhibit C hereto bears to the total principal amount of Firm Notes purchased by the Underwriters.

                  One or more certificates in definitive form for the Notes that the Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names, as each Underwriter requests upon notice to the Company at least 48 hours prior to the Closing Date and the Additional Closing Date (as defined), if any, shall be delivered by or on behalf of the Company, against payment by or on behalf of the Underwriters, of the purchase price therefor by wire transfer of immediately available funds to the account of the Company previously designated by it in writing. Such delivery of and payment for the Firm Notes and the related Guarantees shall be made at the offices of Cahill Gordon & Reindel, 80 Pine

Street, New York, New York 10005, at 9:00 A.M., New York time, on October 15, 1996, or at such date as the Underwriters and the Company may agree upon or as the Underwriters may determine pursuant to Section 7(i) hereof, such time and date of delivery against payment being herein referred to as the "Closing Date." Delivery of and payment for the Option Notes and the related Guarantees shall be made at the above-mentioned offices of Cahill Gordon & Reindel, on such date (which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor later than ten days after the giving of the notice hereinafter referred to) as shall be designated in a written notice from the Underwriters to the Company of their determination to purchase an amount, specified in said notice, of Option Notes, such time and date of delivery against payment being herein referred to as the "Additional Closing Date." The Company will make such certificate or certificates for the Securities available for checking and packaging by the Underwriters at the offices in New York, New York of CIBC Wood Gundy Securities Corp. at least 24 hours prior to the Closing Date and the Additional Closing Date, if any.

                  The Issuers hereby confirm their engagement of Alex. Brown & Sons Incorporated and Alex. Brown & Sons Incorporated hereby confirms its engagement with the Issuers to render services as, a "qualified independent underwriter" within the meaning of Rules 2720(b)(15)(A) through (b)(15)(G) of the Conduct Rules of the NASD with respect to the offering and sale of the Securities. Alex. Brown & Sons Incorporated, solely in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the "Independent Underwriter."

                  4. Offering by the Underwriters. After the Registration Statement becomes effective, the Underwriters propose to offer for sale to the public the Securities at the price and upon the terms set forth in the Prospectus. The Underwriters will notify the Issuers when such offer and sale has been completed.

                  5. Certain Covenants. The Issuers jointly and severally covenant and agree with the Underwriters that:

                  (i) Each of the Issuers will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective promptly. If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the rules and regulations of the Commission under the Act, then immediately following the execution of this Agreement, the Issuers will prepare, and thereafter the Issuers will file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the rules and regulations of the Commission under the Act, copies of an amended Prospectus relating to such Registration Statement, or, if required by such Rule 430A, a post-effective amendment to such Registration Statement (including an amended Prospectus), containing all information so omitted. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Issuers will comply with all requirements imposed by the Act, the Exchange Act and the Trust Indenture Act to the extent necessary to permit the continuance of sales or dealings in the Securities in accordance with the provisions hereof and of the Prospectus. The Issuers will give each Underwriter notice of their intention to file any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus that the Issuers propose for use by the Underwriters in connection with the offering of the Securities that differs from any prospectus on file at the Commission at the time the Registration Statement including such prospectus becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act), will furnish the Underwriters with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Underwriters or counsel for the Underwriters shall reasonably object or which is not in compliance with the Act. The Issuers will advise the Underwriters, promptly after they receive notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed.

                  (ii) The Issuers will advise the Underwriters, promptly after receiving notice or obtaining knowledge thereof, of (a) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, (b) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (C) the institution, threatening or contemplation of any proceeding for any such purpose or (d) any request made by the Commission for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. Each of the Issuers will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                  (iii) The Issuers will cooperate with the Underwriters in arranging for the qualification of the Securities for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Underwriters may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities by the Underwriters; provided, however, that in connection therewith none of the Issuers shall be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to take any other action that would subject it to general service of process or to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

                  (iv) If any event shall occur as a result of which it is necessary, in the opinion of counsel for the Underwriters, to amend or supplement the Prospectus in order to make such Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Act and the Exchange Act, the Issuers shall (subject to Section 5(i)) forthwith amend or supplement such Prospectus so that, as so amended or supplemented, such Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading and will comply in all material respects with the Act and the Exchange Act, and the Issuers will furnish to the Underwriters, without charge, a reasonable number of copies of such amendment or supplement.

                  (v) The Issuers will, without charge, provide (a) to each Underwriter and to counsel for the Underwriters a signed copy of each registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) and (b) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or Prospectus or any amendment or supplement thereto as the Underwriters may reasonably request.

                  (vi) The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, a consolidated earning statement (in form complying with the provisions of Rule 158 of the rules and regulations of the Commission under the Act ("Rule 158")) covering a twelve-month period beginning not later than the first day of the fiscal quarter of the Company next following the "effective date" (as defined in Rule 158) of the Registration Statement, which consolidated earning statement shall satisfy the provisions of Section 11(a) of the Act.

                  (vii) During the period of five years hereafter, the Company will furnish to the Underwriters (a) as soon as available, a copy of each report or other communication (financial or otherwise) of the Company mailed to the Trustee or holders of the Notes, stockholders or filed with the Commission, and (b) from time to time such other information concerning the Company as you may reasonably request.

                  (viii) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (other than by reason of a default or omission by any of the Underwriters of their obligations hereunder) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Issuers to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse you for all reasonable out-of-pocket expenses (including fees and expenses of counsel for the Underwriters) incurred by you in connection herewith, but in no event will the Company be liable to any of the Underwriters for damages on account of loss of anticipated profits from the sale of the Securities.

                  (ix) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

                  (x) Prior to the Closing Date, the Company will furnish to the Underwriters, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim consolidated financial statements of the Company and the Subsidiaries, for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.

                  6. Expenses. Notwithstanding any termination of this Agreement (pursuant to Section 10 or otherwise), the Issuers jointly and severally agree to pay the following costs and expenses and all other costs and expenses incident to the performance by the Issuers of their obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Preliminary Prospectus, the Prospectus and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Securities;
(iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp taxes in connection with the original issuance and sale of the Notes and trustees' fees; (iv) the reproduction and delivery of this Agreement, the preliminary and supplemental "Blue Sky" memoranda and all other agreements or documents reproduced and delivered in connection with the offering of the Securities; (v) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including filing fees and the fees, expenses and disbursements of Cahill Gordon & Reindel, counsel to the Underwriters, relating to such registration and qualification); (vi) the filing fees in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

(the "NASD") (including the fees and disbursements of Cahill Gordon & Reindel, counsel to the Underwriters, in respect thereof and in connection with obtaining an opinion of the NASD concerning the fairness of the terms and arrangements of the underwriting of the Securities); (vii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (viii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Issuers; (ix) fees and expenses of the Trustee including fees and expenses of its counsel; and (x) any fees charged by investment rating agencies for the rating of the Securities.

                  7. Conditions of the Underwriters' Obligations. The several obligations of the Underwriters to purchase and pay for the Securities are subject to the accuracy of the representations and warranties contained herein, to the performance by the Issuers of their respective covenants and agreements hereunder and to the following additional conditions unless waived in writing by the Underwriters:

                  (i) If the registration statement originally filed with respect to any of the Securities, or any amendment thereto filed prior to the Closing Date has not been declared effective as of the time of execution hereof, such registration statement or such amendment shall have been declared effective not later than 12:00 noon, New York City time, on the date (which shall not be later than the second business day after the date of execution hereof) on which the amendment to such registration statement originally filed with respect to such Securities, or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of such Securities has been filed with the Commission, or such later time and date as shall have been consented to by the Underwriters; if required, the Prospectus and any amendment or supplement thereto shall have been filed in accordance with Rule 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto or the qualification of the Indenture under the Trust Indenture Act shall have been issued and no proceedings for that purpose shall have been instituted or to the knowledge of the Issuers or the Underwriters, shall be threatened or contemplated by the Commission; and the

         Issuers shall have complied with or satisfactorily responded to any request of the Commission for additional information.

                  (ii) The Underwriters shall have received an opinion of counsel to the Issuers in form and substance satisfactory to the Underwriters and counsel to the Underwriters, dated the Closing Date and the Additional Closing Date, if any, of Powell, Goldstein, Frazer & Murphy, substantially in the form of Exhibit D hereto. In rendering such opinion, Powell, Goldstein, Frazer & Murphy shall have received and may rely upon such certificates and other documents and information, including one or more opinions of local counsel reasonably acceptable to the Underwriters and Cahill Gordon & Reindel, counsel to the Underwriters, as they may reasonably request to pass upon such matters.

                  (iii) The Underwriters shall have received an opinion, dated the Closing Date, of Cahill Gordon & Reindel, counsel to the Underwriters, with respect to the sufficiency of certain legal matters relating to this Agreement and such other related matters as the Underwriters may require. In rendering such opinion, Cahill Gordon & Reindel shall have received and may rely upon such certificates and other documents and information as they may reasonably request to pass upon such matters. In addition, in rendering their opinion, Cahill Gordon & Reindel may state that its opinion is limited to matters of New York, Delaware corporate and federal law.

                  (iv) The Underwriters shall have received from Deloitte & Touche L.L.P., independent public accountants for the Issuers, "comfort" letters dated the date hereof and the Closing Date and the Additional Closing Date, if any, in form and substance reasonably satisfactory to the Underwriters and Cahill Gordon & Reindel, counsel to the Underwriters.

                  (v) The representations and warranties of the Issuers contained in this Agreement shall be true and correct on and as of the Closing Date and the Additional Closing Date, if any; the Issuers shall have complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and the Additional Closing Date, if any.

                  (vi) There shall not have been any change in the capital stock of the Issuers nor any material increase in the consolidated short-term or long-term debt of the Issuers from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto) and (b) the Issuers shall not have any liabilities or obligations, contingent or otherwise (whether or not in the ordinary course of business), that are material to the Issuers, taken as a whole, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto).

                  (vii) None of the issuance and sale of the Securities pursuant to this Agreement or the Prospectus shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued; and there shall not have been any legal action, order, decree or other administrative proceeding instituted or threatened against any of the Issuers or against you relating to the issuance of the Securities or the Underwriters' activities in connection therewith or any other transactions contemplated by this Agreement or the Prospectus.

                  (viii) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, prospects or results of operations of the Company and the Subsidiaries, taken as a whole, not contemplated by the Prospectus that, in your opinion, would materially adversely affect the market for the Securities, or (ii) any event or development relating to or involving any of the Company or the Subsidiaries or any of the officers or directors of the Company or the Subsidiaries that makes any statement made in the Prospectus untrue or that, in the opinion of the Issuers and their counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements made therein not misleading.

                  (ix) The Underwriters shall have received certificates, dated the Closing Date and the Additional Closing Date, if any, and signed by the chief executive officer and the chief financial officer of the Company and each Subsidiary Guarantor (or such other officers as are acceptable to the Underwriters), to the effect that:

                  a. All of the representations and warranties of the Issuers set forth in this Agreement are true and correct as if made on and as of the Closing Date and the Issuers have complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date or the Additional Closing Date, as applicable.

                  b. No stop order suspending the effectiveness of the Registration Statement or any amendment thereto or the qualification of the Indenture under the Trust Indenture Act has been issued, and no proceedings for those purposes have been instituted or, to the best of the Issuer's knowledge, are threatened or contemplated by the Commission.

                  c. None of the issuance and sale of the Securities pursuant to this Agreement or the Prospectus have been enjoined (temporarily or permanently) and no restraining order or other injunctive order has been issued and there has not been any legal action, order, decree or other administrative proceeding instituted or threatened against any of the Issuers relating to the issuance of the Securities or the Underwriters' activities in connection therewith or in connection with any other transactions contemplated by this Agreement or the Prospectus.

                  d. Subsequent to the effective date of this Agreement, there has not occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, prospects or results of operations of the Company and the Subsidiaries, taken as a whole, not contemplated by the

                           Prospectus that would materially adversely affect the market for the Securities, or (ii) any event or development relating to or involving any of the Company or the Subsidiaries or any of the respective officers or directors of the Company or the Subsidiaries that makes any statement made in the Prospectus untrue or that requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements made therein not misleading.

                  e. There has not been any change in the capital stock of the Company or the Subsidiaries nor any material increase in the consolidated short-term or long-term debt of the Company from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto) and (b) the Company and the Subsidiaries have no liabilities or obligations, contingent or otherwise (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto).

                  (x) The Issuers shall have furnished or caused to be furnished to you such further certificates and documents as the Underwriters shall have reasonably requested.

                  Any certificate or document signed by any officer of an Issuer and delivered to the Underwriters or to counsel for the Underwriters, shall be deemed a representation and warranty by such Issuer, to each Underwriter as to the statements made therein.

                  All such opinions, certificates, letters, schedules, documents or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Underwriters and counsel to the Underwriters. The Issuers shall furnish to the Underwriters such conformed copies of such opinions, certificates, letters, schedules, documents and instruments in such quantities as the Underwriters shall reasonably request.

                  8. Indemnification and Contribution. (a) Each Issuer jointly and severally agrees to indemnify and hold harmless each Underwriter, and each person, if any, who controls either of the Underwriters within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                  (i) any untrue statement or alleged untrue statement of any material fact contained in (A) the registration statement originally filed with respect to the Securities or any amendment thereto or any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by any Issuer or based upon written information furnished by or on behalf of any Issuer filed in any jurisdiction in order to qualify the Securities under the securities or "Blue Sky" laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or

                 (ii) the omission or alleged omission to state, in the registration statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that none of the Issuers will be liable in any such case to an Underwriter or any controlling person of such Underwriter to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any registration statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of such Underwriter specifically for use therein; and provided, further, that none of the Issuers will be liable to an Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter in reliance upon the Preliminary Prospectus but was not sent or given a copy of the Prospectus (as amended or supplemented) that was made available by the Issuers to such Underwriter at or prior to the written confirmation of the sale of the Securities to such person in any case where such delivery of such Prospectus (as so amended or supplemented) is required by the Act, unless such failure to deliver such Prospectus (as amended or supplemented) was a result of noncompliance by the Issuers with Section 5(v)(b) of this Agreement. This indemnity agreement will be in addition to any liability that the Issuers may otherwise have to the indemnified parties. None of the Issuers will, without the prior written consent of the Underwriters, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification by the Underwriters may be sought hereunder (whether or not the Underwriters or any person who controls either of the Underwriters within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Underwriters and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

                  (b) Each Issuer also jointly and severally agrees to indemnify and hold harmless the Independent Underwriter and each person, if any, who controls the Independent Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities incurred as a result of the Independent Underwriter's participation as a "qualified independent underwriter" within the meaning of Rules 2720(b)(15)(A) through (b)(15)(G) of the Conduct Rules of the NASD in connection with the offering of the Securities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Independent Underwriter for any legal or other expenses reasonably incurred by the Independent Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred. The obligations of the Issuers under this Section shall be in addition to any liability which the Issuer may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Independent Underwriter within the meaning of the Act.

                  (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Issuers, their respective directors, officers who signed the Registration Statement and each person, if any, who controls any of the Issuers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which any of the Issuers or any such director, officer or controlling person may become subject under the Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or any Application, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement was made in reliance upon and in conformity with written information furnished to any of the Issuers by or on behalf of such Underwriter specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by any of the Issuers or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Underwriters may otherwise have to the indemnified parties. The Underwriters will not, without the prior written consent of the Issuers, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification by any of the Issuers may be sought hereunder (whether or not any of the Issuers or any person who controls the Issuers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of any such Issuer and each such controlling person from all liability arising out of such claim, action, suit or proceeding or otherwise with the consent of the Issuers.

                  (d) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party except to the extent that such omission results in the forfeiture by the indemnifying party of substantial rights and defenses. In case any such action is brought against any indemnified party, and such indemnified party notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the named parties in any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to any such indemnifying party, then the indemnifying parties shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
Section 8 for any legal or other expenses, other than reasonable and documented out-of-pocket costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Underwriters in the case of paragraph (b) of this Section 8 or the Issuers in the case of paragraph (C) of this Section 8, representing the indemnified parties under such paragraph (a) or paragraph (c), as the case may be, who are parties to such action or actions); (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying parties; or (iii) the indemnifying party shall have failed to assume the defense or retain counsel reasonably satisfactory to the indemnified party. If indemnity is sought pursuant to paragraph (b) of this Section 8, then in addition to such counsel for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate counsel (in addition to any necessary local counsel) for the Independent Underwriter in its capacity as a "qualified independent underwriter" and all persons, if any, who control the Independent Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act if, in the reasonable judgment of the Independent Underwriter, there may exist a conflict of interest between the Independent Underwriter and the other indemnified parties. In the case of any such separate counsel for the Independent Underwriter and such control persons of the Independent Underwriter, such counsel, which shall be reasonably acceptable to the Issuers, shall be designated in writing by the Independent Underwriter. After such notice from the indemnifying parties to such indemnified party (so long as the indemnified party shall have informed the indemnifying parties of such action in accordance with this Section 8 on a timely basis prior to the indemnified party seeking indemnification hereunder), the indemnifying parties will not be liable under this Section 8 for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnified party waived its rights under this Section 8, in which case the indemnified party may effect such a settlement without such consent.

                  (e) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Issuers on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering of the Securities (before deducting expenses) received by the Issuers bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand, or the Underwriters on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Issuers and the Underwriters agree that the Independent Underwriter will not receive any additional benefits hereunder for serving as the Independent Underwriter in connection with the offering and sale of the Securities. The Issuers and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Issuers on the one hand and the Underwriters on the other hand were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (e). Notwithstanding any other provision of this paragraph
(e), the Underwriters shall not be obligated to make contributions hereunder that in the aggregate exceed the total underwriting discounts and commissions received by the Underwriters under this Agreement, less the aggregate amount of any damages that the Underwriters have otherwise been required to pay by reason of the untrue or alleged untrue statements, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (e), each person, if any, who controls any of the Underwriters within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act shall have the same rights to contribution as the Underwriters, and each director of any of the Issuers, each officer of any of the Issuers who signed the Registration Statement and each person, if any, who controls any of the Issuers within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, shall have the same rights to contribution as the Issuers.

                  9. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Issuers, their respective officers and the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Issuers, any of their respective officers or directors, the Underwriters or any controlling person referred to in
Section 8 hereof and (ii) delivery of and payment for the Securities, and shall be binding upon and shall inure to the benefit of, any successors, assigns, heirs, personal representatives of the Issuers, the Underwriters and indemnified parties referred to in Section 8 hereof. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

10. Termination. (a) This Agreement may be terminated in the sole discretion of the Underwriters by notice to the Issuers given in the event that the Issuers shall have failed, refused or been unable to satisfy all conditions on its respective part to be performed or satisfied hereunder on or prior to the Closing Date or, if at or prior to the Closing Date:

                  (i) any of the Company or the Subsidiaries shall have sustained any loss or interference with respect to their respective businesses or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, which loss or interference has had or has a material adverse effect on the business, condition (financial or other), properties, prospects or results of operations of the Company and the Subsidiaries, taken as a whole, or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Issuers), in the business, condition (financial or other), properties, prospects or results of operations of the Company and the Subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

                  (ii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange;

                  (iii) a banking moratorium shall have been declared by New York or United States authorities;

                  (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any material change in the financial markets of the United States that, in the sole judgment of the Underwriters, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof; or

                  (v) any securities of the Company shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

                  (b) Termination of this Agreement pursuant to this Section 10 shall be without liability of any party to any other party except as provided in
Section 9 hereof.

                  11. Notices. All communications hereunder shall be in writing and, if sent to the Underwriters, shall be mailed, delivered or telecopied and confirmed in writing to the Underwriters c/o CIBC Wood Gundy Securities Corp., 425 Lexington Avenue, 3rd Floor, New York, New York 10017, Attention: Kevin P. Magid, and with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention: Roger Meltzer, Esq. If sent to any of the Issuers, shall be mailed, delivered or telecopied and confirmed in writing, to c/o Outdoor Systems, Inc., 2502 North Black Canyon Highway, Phoenix, Arizona 85009,
Attention: Chief Executive Officer, and with a copy to Powell, Goldstein, Frazer & Murphy, 191 Peachtree Street NE, 16th Floor, Atlanta, Georgia 30303,
Attention: William B. Shearer, Esq.

                  12. Successors. This Agreement shall inure to the benefit of and be binding upon the Underwriters and each of the Issuers and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Issuers contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control the Underwriters within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Issuers, their respective officers who have signed the Registration Statement and any person or persons who controls any Issuer within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act. No purchaser of Securities from the Underwriters will be deemed a successor because of such purchase.

                  13. Joint and Several Obligations. All of the obligations of the Issuers hereunder shall be joint and several obligations of each of them.

                  14. Information Supplied by the Underwriters. The statements set forth in the last paragraph on the front cover page of the Prospectus and in the third paragraph, the third sentence of the fourth paragraph, the fifth paragraph and the second sentence of the seventh paragraph, in each case under the heading "Underwriting" in the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by the Underwriters to the Issuers for purposes of Sections 2(b) and 8 hereof.

                  15. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof.

                  16. Default of Underwriters. If any Underwriter defaults in its obligations to purchase Securities hereunder and arrangements satisfactory to the non-defaulting Underwriter and the Company for the purchase of such Securities by other persons are not made within 36 hours after such default, this Agreement may be terminated by the Company or the non-defaulting Underwriter without liability on the part of the non-defaulting Underwriter or the Company, except as provided in Sections 6 and 8. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section . Nothing herein will relieve a defaulting Underwriter from liability for its default.

                  17. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

                  18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Issuers and the Underwriters.

                                               Very truly yours,

                                               OUTDOOR SYSTEMS, INC.


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                               OUTDOOR SYSTEMS PAINTING, INC.

                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                               OS ADVERTISING OF TEXAS PAINTING,
                                                 INC.



                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:



                                              OS BASELINE, INC.



                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:



                                              DECADE COMMUNICATIONS GROUP, INC.



                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:



                                              BENCH ADVERTISING COMPANY OF
                                                COLORADO, INC.


                                               By:
                                                  ------------------------------

                                               Name:
                                               Title:

                                               NEW YORK SUBWAYS ADVERTISING CO.,
                                               INC.


                                               By:
                                                  ______________________________
                                                  Name:
                                                  Title:


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

CIBC WOOD GUNDY SECURITIES CORP.


By: _________________________________
    Name:
    Title:


ALEX. BROWN & SONS INCORPORATED


By: _________________________________
    Name:
    Title:

                                                                       Exhibit A



Subsidiary Guarantors

         Outdoor Systems Painting, Inc.
         OS Advertising of Texas Painting, Inc.
         OS Baseline, Inc.
         Decade Communications Group, Inc.
         Bench Advertising Company of Colorado, Inc.
         New York Subways Advertising Co., Inc.

                                                                       Exhibit B



Subsidiaries

         Outdoor Systems Painting, Inc.
         OS Advertising of Texas Painting, Inc.
         OS Baseline, Inc.
         Decade Communications Group, Inc.
         Bench Advertising Company of Colorado, Inc.
         New York Subways Advertising Co., Inc.
         Mediacom Inc.

                                                                       Exhibit C

                                                             Principal Amount
Underwriter                                                      of Notes
-----------                                                  ----------------

CIBC Wood Gundy Securities Corp.                             $192,000,000

Alex. Brown & Sons Incorporated                                48,000,000
                                                             ------------
     Total                                                   $240,000,000
                                                             ============

                                                                       Exhibit D



              Form of Opinion of Powell, Goldstein, Frazer & Murphy


                  Opinion, dated the Closing Date and addressed to the Underwriters, of Powell, Goldstein, Frazer & Murphy, counsel to the Issuers, to the effect that:

                  (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, and hold under lease, its properties and conduct its business as described in the Prospectus. Each of the Subsidiary Guarantors has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation with corporate power and authority to own, and hold under lease, its properties and conduct its business as described in the Prospectus.

                  (ii) Each of the Company and the Subsidiary Guarantors is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each of the jurisdictions in which the conduct of its business requires such qualification, except to the extent that the failure to qualify would not, in the aggregate, reasonably be expected to have a material adverse effect on the business or financial condition of the Company and its Subsidiaries, taken as a whole (a "Material Adverse Effect").

                  (iii) The outstanding shares of capital stock of each of the Subsidiary Guarantors have been duly authorized and validly issued and are fully paid and non-assessable, except that we express no opinion with respect to the shares of Decade Communications Group, Inc. and Bench Advertising Company of Colorado, Inc. To the best of our knowledge the shares of capital stock of each of the Subsidiary Guarantors are owned by the Company or one of the other Subsidiary Guarantors free and clear of all liens, encumbrances and security interests (other than any liens granted by the Company in connection with the Senior Credit Facility), and no options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into, shares of capital stock of or ownership interests in any of the Subsidiary Guarantors are outstanding.

                  (iv) The Securities have been duly and validly authorized by each of the Issuers and when executed by the Issuers and authenticated by the Trustee in accordance with the provisions of the Indenture, and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Issuers, entitled to the benefits of the Indenture and enforceable against the Issuers in accordance with their terms, except that the enforcement thereof may be subject to (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (b) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforceability is considered in a proceeding at law or in equity). The foregoing opinion as to enforceability is further qualified in that certain remedies, waivers, and other provisions of the Securities may not be enforceable; nevertheless such unenforceability will not render the Securities invalid as a whole or preclude the judicial enforcement of the obligations of the Issuers to pay the principal of and interest on the Notes as provided in the Securities.

                   (v) Each of the Issuers has the requisite corporate power and corporate authority to execute, deliver and perform its obligations under the Indenture and the Securities; the Indenture has been duly and validly authorized by the Issuers and qualified under the Trust Indenture Act and, when executed and delivered by the Issuers (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and legally binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms, except that the enforcement thereof may be subject to (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforceability is considered in a proceeding at law or in equity). The foregoing opinion as to enforceability is further qualified in that certain remedies, waivers, and other provisions of the Indenture may not be enforceable; nevertheless such unenforceability will not render the Indenture invalid as a whole or preclude the judicial enforcement of the obligations of the Issuers to pay the principal of and interest on the Notes as provided in the Indenture.

                  (vi) Each of the Issuers has the requisite corporate power and authority to execute, deliver and perform its obligations under the Underwriting Agreement. The Underwriting Agreement has been duly and validly authorized by the Issuers and, when executed and delivered by the Issuers, will constitute a valid and legally binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms except (I) that the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity) and (ii) as any rights to indemnity or contribution hereunder may be limited by federal and state securities laws and public policy considerations.

                 (vii) No consent, approval, authorization or order of any governmental agency or body is required for the performance of any of the Underwriting Agreement, the Securities or the Indenture or any of the agreements contemplated thereby or delivered in connection therewith, or the consummation of the transactions contemplated thereby, except as described in the Prospectus and such as may be required under the Act, the Trust Indenture Act or state securities or "Blue Sky" laws in connection with the purchase and distribution of the Securities. We note in that regard, however, that certain third-party approvals and consents to the transfer to the Company or the Subsidiary Guarantors of certain assets included in the Acquisition, or of ownership or control over a contracting party with regard to various contractual obligations, licenses, permits and easements of Gannett Outdoor, have not been obtained, and we express no opinion with respect thereto, or of any consequences of not having such approvals or consents.

                (viii) To our knowledge, none of the Company or the Subsidiaries is (a) in violation of its certificate of incorporation or bylaws, (b) in violation of any statute, judgment, decree, order, rule or regulation applicable to any of its properties or assets, which violation would, individually or in the aggregate, have a Material Adverse Effect or in breach of or in default under any of the Underwriting Agreement, the

Securities or the Indenture or any other contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument identified to us as being material to the Company and its Subsidiaries in a certificate of the Chairman of the Board of Directors of the Company to which it is a party or to which it is subject, which breach or default would individually or in the aggregate, have a Material Adverse Effect. We note in that regard, however, that certain third-party approvals and consents to the transfer to the Company or the Subsidiary Guarantors of certain assets included in the Acquisition, or of ownership or control over a contracting party with regard to various contractual obligations, licenses, permits and easements of Gannett Outdoor, have not been obtained, and we express no opinion with respect thereto, or of any consequences of not having such approvals or consents.

                  (ix) The execution, delivery and performance by the Issuers of the Underwriting Agreement, the Securities or the Indenture and the consummation by the Issuers of the transactions contemplated thereby and the fulfillment of the terms thereof, will not violate, conflict with or constitute or result in a breach of or a default under (or an event that with notice or lapse of time, or both, would constitute a breach of or a default under) any of the terms or provisions of (a) the certificate of incorporation or bylaws of the Company or the Subsidiaries (b) any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement or agreement or instrument identified to us as being material to the Company and its Subsidiaries in a certificate of the Chairman of the Board of Directors of the Company to which any of the Company or the Subsidiaries is a party or to which any of their respective properties or assets are subject or (assuming compliance with all applicable state securities and "Blue Sky" laws) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to any of the Company or the Subsidiaries or any of their respective properties or assets, which violation, conflict, breach or default would, individually or in the aggregate, have any Material Adverse Effect. With respect to the opinion expressed in clause (b) of this paragraph concerning the Senior Credit Facility, we have relied, with your permission, solely upon a certificate of the Chairman of the Board of Directors of the Company, a copy of which is attached hereto, as to whether the material terms of the Notes and the Indenture are any more restrictive on the Company or less favorable to the Company or the Lenders (as defined in the Senior Credit Facility) than those set forth in the Senior Subordinated Indenture (as defined in the Senior Credit Facility).

                  (x) Except as described in the Prospectus and Registration Statement, we know of no legal or governmental proceedings pending or threatened to which any of the Company or the Subsidiaries is a party or to which the respective properties or assets of the Company or the Subsidiaries are subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, or that seek to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to the Underwriters or the consummation of the other transactions described in the Prospectus; and we know of no legal or governmental proceedings and no contract, agreement or other document that is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required.

                  (xi) Each document (other than the financial statements, schedules and other financial and statistical information included therein) filed pursuant to the Act or incorporated by reference in the Registration Statement and Prospectus and filed pursuant to the Exchange Act complied when so filed as to form in all material respects with the Act and the Exchange Act.

                  (xii) The statements set forth under the captions "Business--Government Regulation," "Description of Senior Credit Facility" and "Description of the Notes" in the Prospectus and the Registration Statement, insofar as such statements purport to summarize legal documents are fair summaries of the documents so summarized and insofar as such statements are summaries of matters of law or legal conclusions are accurate summaries in all material respects and the Indenture and the Securities conform in all material respects to the description thereof under "Description of the Notes" in the Prospectus and the Registration Statement.

                  (xiii) None of the Company or the Subsidiaries is required to register as an "investment company" or a company "controlled by" an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                 (xiv) The sale, issuance, execution or delivery of the Securities will not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

                  (xv) (a) The Registration Statement, as of its effective date, and the Prospectus, as of its date, comply as to form in all material respects with the requirements of the Act, except that in each case we express no opinion as to the financial statements, schedules and other financial and statistical data included therein, or the Statement of Eligibility and Qualification of the Trustee on Form T-1, and (b) the Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act.


                  (xvi) The Registration Statement and all post-effective amendments, if any, have been declared effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in a manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened, by the Commission.

                  In addition, in our capacity as counsel to the Company, we have participated in conferences with officers and other representatives of the Issuers, representatives of the independent public accountants and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus were discussed and, although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus or the documents incorporated by reference therein (except as indicated in clause (x) above) and have not made any independent check or verification thereof, on the basis of the foregoing (relying as to materiality to a large extent upon the statements of officers and other representatives of the Issuers) no facts have come to our attention that have caused us to believe that either the Registration Statement at the time it became effective, or any post-effective amendment thereto as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as of its respective date and as of the Closing Date, or any amendment or supplement thereto as of its respective date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no opinion on the financial statements or other financial and statistical data or information included or incorporated by reference in the Registration Statement or Prospectus or the Statement of Eligibility and Qualification of the Trustee on Form T-1).